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                           VAN KAMPEN TAX FREE TRUST
                            ON BEHALF OF ITS SERIES
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND
                     SUPPLEMENT DATED MARCH 19, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED JANUARY 28, 2002

    The Prospectus is hereby supplemented as follows:

    The Board of Trustees for the Van Kampen Tax Free Trust has approved a proposed reorganization of its series, the Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free") into another of its series, the Van Kampen Insured Tax Free Income Fund ("Insured Tax Free"). Shareholders of Florida Insured Tax Free will receive a proxy that will enable them to vote on the proposed reorganization. The proposed reorganization will be presented to shareholders of Florida Insured Tax Free for approval at a special meeting of shareholders.

    If the proposed reorganization is approved, shareholders will receive shares of Insured Tax Free in exchange for their shares of Florida Insured Tax Free. The combined fund would be managed in accordance with the investment objective, policies and strategies of Insured Tax Free. Upon completion of the reorganization, Florida Insured Tax Free will be dissolved under state law.

    Florida Insured Tax Free will be closed for purchases by new investors at the close of business on March 22, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    FLI SPT 3/02
                                                                     220,320,420